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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D .C. 20549




                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 22, 1999




                             EARTHLINK NETWORK, INC.
             (Exact name of registrant as specified in its charter)




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
      Delaware                       000-20799                            58-2389244
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(State of Incorporation)      (Commission File Number)        I.R.S. Employer Identification Number)
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                      3100 New York Dr., Pasadena, CA 91107
                      -------------------------------------
             (Address of principal executive offices, including zip code)




       Registrant's telephone number, including area code: (626) 296-2400



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Item 5.  Other Events

Agreement to Merge with MindSpring Enterprises, Inc.

         On September 22, 1999, EarthLink Network, Inc. ("EarthLink"), MindSpring Enterprises, Inc. ("MindSpring") and a specially created new company entered into an Agreement and Plan of Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to stockholder and regulatory approval, EarthLink and MindSpring will each merge into the new company (the "Merger"). The Merger is structured to be a stock-for-stock merger of equals. In the Merger, each outstanding share of EarthLink common stock will be exchanged for 1.615 shares of newly-issued common stock of the new company and each outstanding share of MindSpring common stock will be exchanged for one share of newly-issued common stock of the new company. Other outstanding securities of the companies will be converted on the same basis. The parties intend for the Merger to be considered a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended and as a "pooling-of-interests" for accounting purposes. The new company shares issued in the Merger will be registered under the Securities Act of 1933, as amended, and will trade on the Nasdaq National Market under the symbol "ELNK." Upon the closing of the Merger, the new company will be renamed "EarthLink Network, Inc."

         In connection with the Merger, the new company will assume EarthLink's alliance agreements with Sprint Corporation. As a result, Sprint will have the right, among others, to appoint up to two (2) members to the new company's board of directors and to purchase additional shares of equity securities in the new company in order to maintain, but not exceed, a 27.8% ownership level. The new company will also assume MindSpring's outstanding 5% convertible subordinated notes and the indentures pursuant to which the notes were issued. The Merger will give rise to the MindSpring noteholders' right to have the new company repurchase the notes at 100% of the principal amount plus accrued interest to the date of repurchase. Under the Merger Agreement, any notes presented for repurchase will only be repurchased for cash.

         The new company will be managed by executives from both EarthLink and MindSpring. In the new company, Charles "Garry" Betty, EarthLink's President and Chief Executive Officer will be Chief Executive Officer; Charles Brewer, MindSpring's founder, Chairman and Chief Executive Officer will be Chairman; Michael McQuary, MindSpring's President and Chief Operating Officer will be President; and Sky Dayton, EarthLink's founder and Chairman will be a director.

         The Board of Directors of the new company will consist of 13 members, assuming that Sprint exercises its rights to maintain its ownership level in the new company at or above 20%. The Board of Directors will be divided into three classes. Mr. Betty and Mr. Dayton have been designated as two of EarthLink's four initial appointees, and Mr. Brewer, Mr. McQuary, Campbell Lanier and William Scott (each of whom are currently serving on MindSpring's Board of Directors) have been designated as MindSpring's four appointees to the new Board of Directors. Sprint has designated William Esrey and Len Lauer (currently serving on EarthLink's Board of Directors) to be its appointees to the new board. A special nominating committee has been formed to select, prior to the closing of the Merger, three (3) additional outside directors to serve on the new Board of Directors.

         EarthLink and MindSpring each have granted the other an option to purchase up to 19.9% of the granting company's shares of common

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stock, exercisable under certain circumstances following the termination of the Merger Agreement. The Merger Agreement contains a $70 million termination fee payable under certain circumstances in connection with termination of the Merger Agreement (the termination fee plus any economic benefits obtained pursuant to the exercise of the 19.9% options may not exceed $80 million). Certain significant stockholders have entered into stockholder voting agreements under which they have agreed to vote their shares of stock in favor of the Merger.

         The companies anticipate that the transaction will close during the first quarter of 2000.

         A copy of the Merger Agreement is included as Exhibit 2.1 hereto. A copy of the stock option agreements are included as Exhibits 2.2 and 2.3 hereto. A copy of the form of stockholder voting agreement is included as Exhibit 2.4 hereto. A copy of the joint press release issued by the parties announcing the execution of the Merger Agreement is included as Exhibit 99.1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits.

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
2.1 Agreement and Plan of Reorganization, dated September 22, 1999, among EarthLink Network, Inc., MindSpring Enterprises, Inc. and WWW Holdings, Inc.
2.2 Stock Option Agreement, dated September 22, 1999, between MindSpring Enterprises, Inc. and EarthLink Network, Inc.
2.3 Stock Option Agreement, dated September 22, 1999, between EarthLink Network, Inc. and MindSpring Enterprises, Inc.
2.4 Form of EarthLink Stockholder Agreements, dated September 22, 1999, between certain stockholders and EarthLink Network, Inc.
2.5 Form of MindSpring Stockholder Agreement, dated September 27, 1999, between certain stockholders and MindSpring Enterprises, Inc.
99.1 Press Release, dated September 23, 1999, announcing execution of a definitive agreement to merge with MindSpring Enterprises, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EARTHLINK NETWORK, INC.


Date:  September 30, 1999         By:  /s/ Grayson L. Hoberg
                                      --------------------------------
                                  Grayson L. Hoberg,  Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit
- -------
Number                                      Exhibit
- ------                                      -------


2.1 Agreement and Plan of Reorganization, dated September 22, 1999, among EarthLink Network, Inc., MindSpring Enterprises, Inc. and WWW Holdings, Inc.
2.2 Stock Option Agreement, dated September 22, 1999, between MindSpring Enterprises, Inc. and EarthLink Network, Inc.
2.3 Stock Option Agreement, dated September 22, 1999, between EarthLink Network, Inc. and MindSpring Enterprises, Inc.
2.4 Form of EarthLink Stockholder Agreements, dated September 22, 1999, between certain stockholders and EarthLink Network, Inc.
2.5 Form of MindSpring Stockholder Agreement, dated September 27, 1999, between certain stockholders and MindSpring Enterprises, Inc.
99.1 Press Release, dated September 22, 1999, announcing execution of a definitive agreement to merge with MindSpring Enterprises, Inc.
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                   [Exhibits and Schedules Intentionally Omitted]